UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2020

CLECO CORPORATE HOLDINGS LLC (Exact name of Registrant as specified in its charter)

Louisiana	1-15759	72-1445282
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2030 Donahue Ferry Road Pineville, Louisiana	71360-5526
(Address of principal executive offices)	(Zip Code)

(318) 484-7400
(Registrant’s Telephone Number, Including Area Code)

CLECO POWER LLC (Exact name of Registrant as specified in its charter)

Louisiana	1-05663	72-0244480
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2030 Donahue Ferry Road Pineville, Louisiana	71360-5526
(Address of principal executive offices)	(Zip Code)

(318) 484-7400
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Cleco Corporate Holdings LLC: None	Cleco Power LLC: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.

On May 15, 2020, Cleco Corporate Holdings LLC (“Cleco Holdings”) entered into amendments to its revolving credit agreement and its two outstanding term loan agreements (collectively, the “Cleco Holdings Amendments”).  Also, on May 15, 2020, Cleco Power LLC (“Cleco Power”) entered into an amendment to its revolving credit agreement (the “Cleco Power Amendment” and, together with the Cleco Holdings Amendments, the “Amendments”).  The Amendments extend the terms of each agreement through June 28, 2022. The current borrowing costs under the amended Cleco Holdings revolving credit agreement are equal to LIBOR plus 1.875% or ABR plus 0.875%, plus commitment fees of 0.300%. Cleco Holdings’ amended $300.0 million term loan bears interest at an interest rate of LIBOR plus 1.875% and Cleco Holdings’ amended $30.0 million term loan bears interest at an interest rate of LIBOR plus 1.875%. If Cleco Holdings’ credit ratings were to be downgraded one level by Fitch Ratings, Inc. (“Fitch”), Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Financial Services LLC (“S&P”), Cleco Holdings may be required to pay higher fees and additional interest of 0.50% under any of the Cleco Holdings Amendments. The current borrowing costs under the amended Cleco Power revolving credit agreement are equal to LIBOR plus 1.250% or ABR plus 0.250%, plus commitment fees of 0.150%. If Cleco Power’s credit ratings were to be downgraded one level by Fitch, Moody’s or S&P, Cleco Power may be required to pay higher fees and additional interest of 0.125% under the Cleco Power Amendment.  The Amendments also include customary LIBOR-transition provisions.

The foregoing description of the Amendments and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amendments, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, and are incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.1
Amendment No. 1, dated as of May 15, 2020, to the Term Loan Agreement, dated as of February 1, 2019, by and among Cleco Corporate Holdings LLC (f/k/a Cleco Corporation), the Lenders party thereto and Mizuho Bank, Ltd., as administrative agent.

10.2
Amendment No. 3, dated as of May 15, 2020, to the Term Loan Credit Agreement, dated as of June 28, 2016, by and among Cleco Corporate Holdings LLC (f/k/a Cleco Corporation), the Lenders party thereto and Mizuho Bank, Ltd., as administrative agent.

10.3
Amendment No. 3, dated as of May 15, 2020, to the Credit Agreement, dated as of April 13, 2016, by and among Cleco Corporate Holdings LLC (f/k/a Cleco Corporation), the Lenders party thereto and Mizuho Bank Ltd., as administrative agent.

10.4	Amendment No. 1, dated as of May 15, 2020, to the Credit Agreement, dated as of April 13, 2016, by and among Cleco Power LLC, the Lenders party thereto and Mizuho Bank, Ltd., as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2020
CLECO CORPORATE HOLDINGS LLC

	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 21, 2020
CLECO POWER LLC

	By:	/s/ Tonita Laprarie
Tonita Laprarie
Controller and Chief Accounting Officer